Exhibit 99.1

EA Delivers Record Fiscal Year in Net Bookings and Operating Cash Flow, Underpinned by a Successful Battlefield 6 Launch and Live Services Portfolio Growth

REDWOOD CITY, CA. – May 5, 2026 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its fourth quarter and fiscal year ended March 31, 2026.

“Driven by our talented teams and disciplined execution, we delivered a record FY26, highlighted by the incredibly successful launch of our iconic Battlefield franchise,” said Andrew Wilson, CEO of Electronic Arts. “With the recent completion of a debt process that was met with strong investor demand and our ongoing constructive engagement with regulators, we look ahead to closing the transaction and the opportunities it will unlock.”

Selected Operating Highlights and Metrics

•Net bookings1 were a record $8.026 billion in FY26, up 9% year-over-year.
•Battlefield 6 was the best performing Battlefield in a fiscal year setting numerous franchise fiscal year records.
•Global Football net bookings was up mid-single-digits for FY26 with growth across EA SPORTS FC 26, FC Online, and FC Mobile.
•Apex Legends delivered its strongest net bookings quarter of the fiscal year in Q4 reflecting continued momentum as engagement and monetization continue to improve. For FY26, Apex Legends net bookings finished up double digits year-over-year.

Selected Financial Highlights and Metrics

•Net revenue for FY26 was $7.531 billion, up 1% year over year.
•Net cash provided by operating activities was $580 million for the quarter and $2.553 billion for the fiscal year, up 6% and 23% year over year, respectively.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock. The dividend is payable on June 17, 2026 to stockholders of record as of the close of business on May 27, 2026.

Quarterly Financial Highlights

	Three Months Ended
	March 31,
(in $ millions, except per share amounts)	2026	2025
Full game	609	437
Live services and other	1,511	1,458
Total net revenue	2,120	1,895

Net income	461	254
Diluted earnings per share	1.81	0.98

Operating cash flow	580	549

Value of shares repurchased	—	1,375
Number of shares repurchased	—	9.8

Cash dividend paid	48	48

Fiscal Year Financial Highlights

	Twelve Months Ended
	March 31,
(in $ millions, except per share amounts)	2026	2025
Full game	2,148	2,002
Live services and other	5,383	5,461
Total net revenue	7,531	7,463

Net income	887	1,121
Diluted earnings per share	3.51	4.25

Operating cash flow	2,553	2,079

Value of shares repurchased	750	2,500
Number of shares repurchased	5.3	17.6

Cash dividend paid	191	199

Operating Metric

The following is a calculation of our total net bookings for the periods presented:

	Three Months Ended March 31,		Twelve Months Ended March 31,
(in $ millions)	2026	2025	2026	2025
Total net revenue	2,120	1,895	7,531	7,463
Change in deferred net revenue (online-enabled games)	(256)	(96)	495	(108)
Total net bookings	1,864	1,799	8,026	7,355

Pending Acquisition by Investor Consortium

On September 29, 2025, EA announced that it has entered into a definitive agreement to be acquired by an investor consortium (“the Consortium”) comprised of The Public Investment Fund, private investment funds affiliated with Silver Lake Group, L.L.C. and private investment funds affiliated with Affinity Partners in an all-cash transaction that values EA at an enterprise value of approximately $55 billion. There are a limited number of regulatory reviews outstanding, and the parties are working diligently to complete these remaining reviews. For additional information, please refer to EA’s filings with the Securities and Exchange Commission.

Conference Call and Supporting Documents

Given the pending transaction, Electronic Arts will not be hosting an earnings conference call this quarter.

For further information and discussion of EA’s financial results, please refer to the financial model of EA’s historical results posted on EA’s IR Website at http://ir.ea.com and EA’s upcoming Annual Report on Form 10-K for the fiscal year ended March 31, 2026.

Forward-Looking Statements

Some statements set forth in this release contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences and trends; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction with the Consortium that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into in connection with the proposed transaction; the risk that the parties to the proposed transaction may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of the Company’s business resulting from the proposed transaction, including disruption of management time from ongoing business operations due to the proposed transaction; risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of the Company to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, including if the proposed transaction is not consummated; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; the risks and uncertainties that are described in the proxy statement that the Company has filed with the Securities Exchange Commission in connection with the proposed transaction; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

These forward-looking statements are current as of May 5, 2026. Electronic Arts assumes no obligation to revise or update any forward-looking statement, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Annual Report on Form 10-K for the fiscal year ended March 31, 2026. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended March 31, 2026.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2026, EA posted GAAP net revenue of approximately $7.5 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS FC™, Battlefield™, Apex Legends™, The Sims™, EA SPORTS™ Madden NFL, EA SPORTS™ College Football, Need for Speed™, Dragon Age™, Titanfall™, Plants vs. Zombies™ and EA SPORTS F1®. More information about EA is available at www.ea.com/news.

EA, EA SPORTS, EA SPORTS FC, Battlefield, Need for Speed, Apex Legends, The Sims, Dragon Age, Titanfall, and Plants vs. Zombies are trademarks of Electronic Arts Inc. John Madden, NFL, and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Andrew Uerkwitz	Justin Higgs
Vice President, Investor Relations	Vice President, Corporate Communications
650-674-7191	925-502-9253
auerkwitz@ea.com	jhiggs@ea.com

1 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended March 31,		Twelve Months Ended March 31,

	2026	2025	2026	2025
Net revenue	2,120	1,895	7,531	7,463
Cost of revenue	364	368	1,584	1,543
Gross profit	1,756	1,527	5,947	5,920
Operating expenses:
Research and development	732	686	2,828	2,569
Marketing and sales	254	234	1,128	962
General and administrative	191	192	763	745
Amortization of intangibles	15	17	66	67
Restructuring	—	3	—	57
Total operating expenses	1,192	1,132	4,785	4,400
Operating income	564	395	1,162	1,520
Interest and other income (expense), net	15	12	18	85
Income before provision for income taxes	579	407	1,180	1,605
Provision for income taxes	118	153	293	484
Net income	461	254	887	1,121
Earnings per share
Basic	1.84	0.99	3.55	4.28
Diluted	1.81	0.98	3.51	4.25
Number of shares used in computation
Basic	250	257	250	262
Diluted	254	259	253	264

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	March 31, 2026	March 31, 2025[1]
ASSETS
Current assets:
Cash and cash equivalents	2,864	2,136
Short-term investments	116	112
Receivables, net	632	679
Other current assets	361	349
Total current assets	3,973	3,276
Property and equipment, net	613	586
Goodwill	5,388	5,376
Acquisition-related intangibles, net	195	293
Deferred income taxes, net	2,433	2,420
Other assets	529	417
TOTAL ASSETS	13,131	12,368

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued, and other current liabilities	1,564	1,359
Deferred net revenue (online-enabled games)	2,233	1,700
Senior notes, current, net	—	400
Total current liabilities	3,797	3,459
Senior notes, net	1,485	1,484
Income tax obligations	604	594
Other liabilities	481	445
Total liabilities	6,367	5,982

Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	256	—
Retained earnings	6,607	6,470
Accumulated other comprehensive loss	(102)	(87)
Total stockholders’ equity	6,764	6,386
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,131	12,368

1Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2026	2025	2026	2025
OPERATING ACTIVITIES
Net income	461	254	887	1,121
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, accretion and impairment	83	79	323	356
Stock-based compensation	152	162	656	642
Change in assets and liabilities
Receivables, net	197	64	46	(115)
Other assets	4	19	(85)	40
Accounts payable, accrued, and other liabilities	(78)	29	206	190
Deferred income taxes, net	17	48	(13)	(41)
Deferred net revenue (online-enabled games)	(256)	(106)	533	(114)
Net cash provided by operating activities	580	549	2,553	2,079

INVESTING ACTIVITIES
Capital expenditures	(61)	(54)	(230)	(221)
Proceeds from maturities and sales of short-term investments	42	329	129	695
Purchase of short-term and other investments	(43)	(61)	(158)	(437)
Acquisitions, net of cash acquired	—	—	(17)	—
Net cash provided by (used in) investing activities	(62)	214	(276)	37

FINANCING ACTIVITIES
Proceeds from issuance of common stock	38	35	83	78
Payment of senior notes	(400)	—	(400)	—
Cash dividends paid	(48)	(48)	(191)	(199)
Cash paid to taxing authorities for shares withheld from employees	(25)	(23)	(291)	(234)
Common stock repurchases and excise taxes paid	—	(1,375)	(769)	(2,508)
Net cash used in financing activities	(435)	(1,411)	(1,568)	(2,863)

Effect of foreign exchange on cash and cash equivalents	(3)	8	19	(17)
Change in cash and cash equivalents	80	(640)	728	(764)
Beginning cash and cash equivalents	2,784	2,776	2,136	2,900
Ending cash and cash equivalents	2,864	2,136	2,864	2,136

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q4	Q1	Q2	Q3	Q4	YOY %
	FY25	FY26	FY26	FY26	FY26	Change
Net revenue
Net revenue	1,895	1,671	1,839	1,901	2,120	12%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[2]	(96)	(373)	(21)	1,145	(256)
Gross profit
Gross profit	1,527	1,392	1,396	1,403	1,756	15%
Gross profit (as a % of net revenue)	81%	83%	76%	74%	83%
GAAP-based financial data
Acquisition-related expenses	10	10	9	9	9
Change in deferred net revenue (online-enabled games)[2]	(96)	(373)	(21)	1,145	(256)
Stock-based compensation	3	3	3	3	2
Operating income
Operating income	395	271	200	127	564	43%
Operating income (as a % of net revenue)	21%	16%	11%	7%	27%
GAAP-based financial data
Acquisition-related expenses*	27	27	26	53	25
Change in deferred net revenue (online-enabled games)[2]	(96)	(373)	(21)	1,145	(256)
Restructuring and related charges	4	—	—	—	—
Stock-based compensation	162	152	174	178	152
Net income
Net income	254	201	137	88	461	81%
Net income (as a % of net revenue)	13%	12%	7%	5%	22%
GAAP-based financial data
Acquisition-related expenses*	27	27	26	53	25
Change in deferred net revenue (online-enabled games)[2]	(96)	(373)	(21)	1,145	(256)
Restructuring and related charges	4	—	—	—	—
Stock-based compensation	162	152	174	178	152
Tax rate used for management reporting	19%	19%	19%	19%	19%
Diluted earnings per share	0.98	0.79	0.54	0.35	1.81	85%
Number of shares used in computation
Basic	257	251	250	250	250
Diluted	259	254	252	253	254

2The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of gains/losses on cash flow hedges.

*Includes (i) amortization and impairment of intangibles, and (ii) fees and other direct expenses related to our proposed transaction with the Consortium announced on September 29, 2025.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q4	Q1	Q2	Q3	Q4	YOY %
	FY25	FY26	FY26	FY26	FY26	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	367	233	401	546	528	44%
Packaged goods	70	56	217	86	81	16%
Full game	437	289	618	632	609	39%
Live services and other	1,458	1,382	1,221	1,269	1,511	4%
Total net revenue	1,895	1,671	1,839	1,901	2,120	12%
Full game	23%	17%	34%	33%	29%
Live services and other	77%	83%	66%	67%	71%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(27)	(46)	37	451	(220)
Packaged goods	(26)	(29)	45	59	(49)
Full game	(53)	(75)	82	510	(269)
Live services and other	(43)	(298)	(103)	635	13
Total change in deferred net revenue (online-enabled games) by composition[2]	(96)	(373)	(21)	1,145	(256)

Net revenue by platform
Console	1,182	1,007	1,212	1,182	1,293	9%
PC & Other	426	374	352	465	555	30%
Mobile	287	290	275	254	272	(5%)
Total net revenue	1,895	1,671	1,839	1,901	2,120	12%
GAAP-based financial data
Console	(86)	(317)	1	747	(222)
PC & Other	(11)	(54)	(6)	343	(87)
Mobile	1	(2)	(16)	55	53
Total change in deferred net revenue (online-enabled games) by platform[2]	(96)	(373)	(21)	1,145	(256)

2The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q4	Q1	Q2	Q3	Q4	YOY %
	FY25	FY26	FY26	FY26	FY26	Change
CASH FLOW DATA
Investing cash flow	214	(89)	(68)	(57)	(62)
Investing cash flow - TTM	37	17	(5)	—	(276)	(846%)
Financing cash flow	(1,411)	(568)	(429)	(136)	(435)
Financing cash flow - TTM	(2,863)	(2,885)	(2,912)	(2,544)	(1,568)	45%
Operating cash flow	549	17	130	1,826	580
Operating cash flow - TTM	2,079	1,976	1,872	2,522	2,553	23%
Capital expenditures	54	72	43	54	61
Capital expenditures - TTM	221	226	219	223	230	4%
Free cash flow[3]	495	(55)	87	1,772	519
Free cash flow[3] - TTM	1,858	1,750	1,653	2,299	2,323	25%
Common stock repurchases and excise taxes paid	1,375	375	394	—	—	(100%)
Cash dividends paid	48	48	48	47	48	—
DEPRECIATION
Depreciation expense	51	52	53	53	58	14%
BALANCE SHEET DATA
Cash and cash equivalents	2,136	1,518	1,148	2,784	2,864
Short-term investments	112	112	112	115	116
Cash and cash equivalents, and short-term investments	2,248	1,630	1,260	2,899	2,980	33%
Receivables, net	679	533	1,077	829	632	(7%)
STOCK-BASED COMPENSATION
Cost of revenue	3	3	3	3	2
Research and development	115	110	123	127	107
Marketing and sales	14	12	15	16	14
General and administrative	30	27	33	32	29
Total stock-based compensation	162	152	174	178	152
RESTRUCTURING AND RELATED CHARGES
Restructuring	3	—	—	—	—
Office space reductions	1	—	—	—	—
Total restructuring and related charges	4	—	—	—	—

3Free cash flow is defined as Operating cash flow less Capital expenditures.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures
(in $ millions)

The following table provides a reconciliation of non-GAAP operating income and margin to their most directly comparable GAAP financial measure for the twelve months ended March 31, 2026 plus a comparison to the actuals for the twelve months ended March 31, 2025.

	Twelve Months Ended
	March 31,
	2026	2025	YOY % Change

Net revenue	7,531	7,463	1%

GAAP operating income	1,162	1,520	(24)%
Acquisition-related expenses*	131	107
Restructuring and related charges	—	62
Stock-based compensation	656	642
Non-GAAP operating income	1,949	2,331	(16%)

GAAP operating margin	15.4%	20.4%
Non-GAAP operating margin	25.9%	31.2%
Impact from change in deferred net revenue (online-enabled games)	460 bps	(100 bps)

*Includes (i) amortization and impairment of intangibles, and (ii) fees and other direct expenses related to our proposed transaction with the
Consortium announced on September 29, 2025.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures
(in $ millions)

The following table provides a reconciliation of non-GAAP operating income and margin to their most directly comparable GAAP financial measure for the three months ended March 31, 2026 plus a comparison to the actuals for the three months ended March 31, 2025.

	Three Months Ended
	March 31
	2026	2025	YOY % Change

Net revenue	2,120	1,895	12%

GAAP operating income	564	395	43%
Acquisition-related expenses*	25	27
Restructuring and related charges	—	4
Stock-based compensation	152	162
Non-GAAP operating income	741	588	26%

GAAP operating margin	26.6%	20.8%
Non-GAAP operating margin	35.0%	31.0%
Impact from change in deferred net revenue (online-enabled games)	(900 bps)	(370 bps)

*Includes (i) amortization and impairment of intangibles, and (ii) fees and other direct expenses related to our proposed transaction with the
Consortium announced on September 29, 2025.

Non-GAAP Financial Measures
As a supplement to the Company’s financial measures presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company presents certain non-GAAP measures of financial performance, including non-GAAP operating margin and free cash flow. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP measures have limitations in that they do not reflect all of the items associated with the Company’s results of operations as determined in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and differ from GAAP measures with the same names and may differ from non-GAAP financial measures with the same or similar names that are used by other companies.
The non-GAAP financial measures exclude acquisition-related expenses, stock-based compensation, restructuring and related charges, and capital expenditures, as applicable in any given reporting period and our outlook. The Company may consider whether other significant items that arise in the future should be excluded from our non-GAAP financial measures. Management believes that these non-GAAP financial measures provide investors with additional useful information to better understand and evaluate the Company’s operating results and future prospects because they exclude certain items that may not be indicative of the Company’s core business, operating results, or future outlook. These non-GAAP financial measures, with further adjustments are used by management to understand ongoing financial and business performance.

The Company uses a tax rate of 19% internally to evaluate its operating performance and to forecast, plan, and analyze future periods. Accordingly, the Company applies the same tax rate to its management reporting financial results.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure.